UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2006
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	0001-338613	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
General. On January 30, 2006, Regency Energy Partners LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Regency GP LLC, Regency GP LP, the general partner of the Partnership, Regency Gas Services LP, Regency Acquisition LP and the Underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 13,750,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $20.00 per Common Unit ($18.7875 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 2,062,500 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On January 31, 2006, the Partnership announced that it had priced its initial public offering of 13,750,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated January 30, 2006 among Regency Energy Partners LP, Regency GP LP, Regency GP LLC, Regency Gas Services LP, Regency Acquisition LP and UBS Securities LLC and Lehman Brothers Inc. as representatives of the several underwriters named therein.

Exhibit 99.1	Regency Energy Partners LP Press Release dated January 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:	REGENCY GP LP, its General Partner

	By:	REGENCY GP LLC, its General Partner

By:	/s/ William E. Joor III
Name:	William E. Joor III
Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary

February 1, 2006

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated January 30, 2006 among Regency Energy Partners LP, Regency GP LP, Regency GP LLC, Regency Gas Services LP, Regency Acquisition LP and UBS Securities LLC and Lehman Brothers Inc. as representatives of the several underwriters named therein.

Exhibit 99.1	Regency Energy Partners LP Press Release dated January 31, 2006.